Subsequent Events	12 Months Ended
Dec. 31, 2012
SubsequentEventsAbstract
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22. Subsequent Events

4.50% Senior Notes. In February 2013, the Company issued $400 million in aggregate principal amount of 4.50% senior unsecured notes due 2021 (the ''4.50% Senior Notes'') in a private placement. Interest is payable semi-annually on March 1 and September 1 of each year beginning September 1, 2013. Net proceeds from the offering were approximately $394 million after deducting debt issuance costs.

Senior Note Repurchases. During the six months ended June 28, 2013, the Company repurchased portions of its senior unsecured notes due in 2014 and 2017 totaling approximately $91 million in principal amount and recorded a loss on retirement of debt of $5 million.

Share Repurchases. During the six months ended June 28, 2013, the Company repurchased 2,950,828 shares of its common stock for a total of $200 million.

Related Party Transaction - Secondary Offering. In February 2013, AI LLC, an affiliate of Blackstone, and certain management stockholders sold 10 million shares of the Company's common stock in an underwritten registered public offering (the “Offering”) pursuant to the Company's shelf registration statement on Form S-3 filed with the SEC on August 10, 2012. The Company did not receive any proceeds from the Offering, nor did its number of shares outstanding materially change. The Company incurred expenses in connection with the Offering which were de minimis. As a result of the Offering, AI LLC's ownership interest in the Company decreased to approximately 9%.